Carbon Strategy ETF
Consolidated Schedule of Investments
March 31, 2023 (Unaudited)
Shares		Security Description	Value
		SHORT-TERM INVESTMENTS - 79.4%
589,190		First American Government Obligations Fund - Class X, 4.65% (a)(b)	$589,190
		TOTAL SHORT-TERM INVESTMENTS (Cost $589,190)	589,190
		TOTAL INVESTMENTS - 79.4% (Cost $589,190)	589,190
		OTHER ASSETS IN EXCESS OF LIABILITIES - 20.6%	152,483
		NET ASSETS - 100.0%	$741,673

	Percentages are stated as a percentage of net assets.
	(a)	Rate shown is the annualized seven-day yield as of March 31, 2023.
	(b)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information about this security, including the financial statements, is available from the SEC’s EDGAR database at  www.sec.gov.

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS
March 31, 2023 (Unaudited)
Number of Long Contracts	Description	Expiration Month	Notional Value	Value & Unrealized Appreciation (Depreciation)
4	Euro FX Currency Futures (a)	June 2023	$545,175	$14,359
5	CCA Vintage 2023 Futures (a)	December 2023	155,350	2,683
5	ECX Emission Futures (a)	December 2023	499,386	26,020
6	RGGI Futures (a)	December 2023	80,580	(446)
				$42,616
(a)	Exchange-Traded.

 Summary of Fair Value Disclosure at March 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Short-Term Investments	$589,190	$-	$-	$589,190
Total Investments in Securities	$589,190	$-	$-	$589,190
^ See Schedule of Investments for further disaggregation of investment categories.

Other Financial Instruments (a)	Level 1	Level 2	Level 3	Total
Futures Contracts	$42,616	$-	$-	$42,616

(a) Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.

For the period ended March 31, 2023, the Fund did not recognize any transfers to or from Level 3.

Consolidation of Subsidiaries

Consolidation of Subsidiaries-The Carbon Strategy ETF (the “Fund”) may invest up to 25% of its total assets in the Carbon Cayman Subsidiary (the “Subsidiary”), that is wholly-owned by the Fund and organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $151,069, which represented 20.37% of the Fund’s net assets.